UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K /A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
September 12, 2007
Date of Report (Date of earliest event reported)
F5 Networks, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
401 Elliott Avenue West
Seattle, WA 98119
(Address of Principal Executive Offices) (Zip Code)
(206) 272-5555
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     On September 13, 2007, F5 Networks, Inc. (“F5 Networks”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of its acquisition of Acopia Networks, Inc. (“Acopia”). This Amendment No. 1 to the Initial Form 8-K amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information permitted to be filed by amendment no later than 71 calendar days after the date that the Initial Form 8-K was required to be filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 9.01. Financial Statements and Exhibits.
The following financial statements and pro forma financial information are filed as part of this Current Report on Form 8-K/A:
(a)	Financial Statements of business acquired.

The audited consolidated balance sheet of Acopia and subsidiaries as of December 31, 2006, and the related consolidated statements of operations, of redeemable convertible preferred stock and stockholders’ deficit, and of cash flows for the year ended December 31, 2006 are being filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited condensed consolidated balance sheet of Acopia and subsidiaries as of June 30, 2007 and the related condensed consolidated statements of operations and of cash flows for the six months ended June 30, 2007 and 2006 are being filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro forma financial information.

The following unaudited pro forma financial information of F5 Networks and Acopia is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference:

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2007; Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended June 30, 2007;

Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended 2006; Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(c)	Not applicable.
(d)	Exhibits.

Exhibit
No.	Description
23.1	Consent of Ernst & Young.

99.1	The audited consolidated balance sheet of Acopia and subsidiaries as of December 31, 2006, and the related consolidated statements of operations, of redeemable convertible preferred stock and stockholders’ deficit, and of cash flows for the year ended December 31, 2006.

99.2	The unaudited condensed consolidated balance sheet of Acopia and subsidiaries as of June 30, 2007 and the related condensed consolidated statements of operations and of cash flows for the six month periods ended June 30, 2007 and 2006.

99.3	The following unaudited pro forma financial information:

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2007;

Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended June 30, 2007;

Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended 2006;

Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC.
(Registrant)

By:	/s/ John McAdam
John McAdam
Chief Executive Officer and President

Dated: November 21, 2007

EXHIBIT INDEX

Exhibit
No.	Description
23.1	Consent of Ernst & Young.

99.1	The audited consolidated balance sheet of Acopia and subsidiaries as of December 31, 2006, and the related consolidated statements of operations, of redeemable convertible preferred stock and stockholders’ deficit, and of cash flows for the year ended December 31, 2006.

99.2	The unaudited condensed consolidated balance sheet of Acopia and subsidiaries as of June 30, 2007 and the related condensed consolidated statements of operations and of cash flows for the six month periods ended June 30, 2007 and 2006.

99.3	The following unaudited pro forma financial information:

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2007;

Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended June 30, 2007;

Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended 2006;

Notes to Unaudited Pro Forma Condensed Combined Financial Statements.